LIBC/1921684.1


                              MANAGERS TRUST II

            Short Duration Government Fund, Intermediate Duration
                               Government Fund
                and Total Return Bond Fund (each a "Fund" and
                          collectively the "Funds")

                       Supplement dated April 1, 2004
              to the Statement of Additional Information dated
                               August 1, 2003

     The following information supersedes any information to the contrary relating to, and contained in, the Funds' Statement of Additional Information dated
     August 1, 2003:

     Exchange of Shares

     An investor may exchange shares from the Funds for shares of other funds in our fund families (for a current list of these funds, call (800) __________).
     Since an exchange is the sale of shares of the fund exchanged out of and the purchase of shares of the fund exchanged into, the usual purchase and redemption procedures, requirements and restrictions apply to each exchange. Investors may exchange only into accounts that are registered in the same name with the same address and taxpayer identification number. In addition, an investor who intends to continue to maintain an account in a Fund may make an exchange out of that Fund only if following the exchange the investor would continue to meet the Fund's minimum investment amount. Settlement on the purchase of shares of such other funds will occur when the proceeds from the redemption become available.
     Shareholders are subject to federal income tax and may recognize capital gains or losses on the exchange for federal income tax purposes. The Trust reserves the right to discontinue, alter or limit the exchange privilege at any time.

     April 1, 2004